Materials, energy and consumables used	12 Months Ended
Jun. 30, 2023
Materials, energy and consumables used
Materials, energy and consumables used
3	Materials, energy and consumables used*

	2023	2022	2021
for the year ended 30 June	Rm	Rm	Rm
Cost of raw materials (revised, refer to note 1)	126 338	100 607	71 016
Cost of energy and other consumables used in production process	25 959	23 392	14 354
	152 297	123 999	85 370
*

Costs relating to items that are consumed in the manufacturing process, including changes in inventories and distribution costs up until the point of sale. A significant increase was noted due to higher basic fuel prices, higher crude oil and other product costs, as well as higher utility prices. Included in materials, energy and consumables used is carbon taxes of R1,7 billion (2022 - R1,2 billion). Under the carbon tax regulations, South African companies are able to buy carbon credits from third parties to offset a portion of their carbon tax liability. To this end, Sasol enters into strategic and cost-effective long term agreements with reputable suppliers for credible high-quality carbon offset credits. The ultimate amount of credits acquired will depend on the development of projects under the applicable standards, delivering the credits within the agreed timeframe, and will be subject to audit/verification by an independent party.

Purchase commitments

The Group enters into off-take agreements as part of its normal operations which have minimum volume requirements (i.e. take or pay contracts). These purchase commitments consist primarily of agreements for procuring raw materials such as coal, gas and electricity.

The most significant commitment relates to minimum off-take oxygen supply agreements for SO of approximately R219 billion (2022: R88 billion). The increase is mainly due to the variable fee portion of the agreements that came into effect in October 2022.

●	The Oxygen Train 17 oxygen supply agreement runs to 2037, with an option to renew the contract to 2050. The renewal option is not taken into account in the calculation of the commitments.
●	The Oxygen Trains 1 – 16 arrangement is managed through various agreements, including the Gas Sales Agreement, Utilities Agreement and a suite of other contracts. In terms of the Utilities Agreement, Sasol is contractually bound to buy oxygen and other derivative gasses from Air Liquide annually, while Air Liquide is bound to buy utilities from Sasol for the same amount for 15 years. The ultimate amount of the commitment is dependent on expected future increases in the regulated price of electricity in South Africa and is presented on an undiscounted basis.

3Materials, energy and consumables used* continued

Additionally, Sasol South Africa Limited (SSA), together with Air Liquide Large Industries South Africa Proprietary Limited (ALLISA), signed six Power Purchase Agreements (PPAs) to date, with contractual terms of 20 years each, for the procurement of more than 600 MW of renewable energy from Independent Power Producers. The joint procurement of renewable energy by SSA and ALLISA is primarily aimed at the decarbonisation of the SO site.

Subject to financial and grid connection approvals, the projects are expected to reach financial close within the 2024 financial year and commercial operation by 2025.

SSA also signed a 20 year PPA with Msenge Emoyeni Wind Farm Proprietary Limited, for the procurement of 69 MW of wind capacity from the Msenge project, located in the Eastern Cape. The project reached financial close in March 2023, and commercial operation is targeted for early 2024.

Furthermore, Sasol is party to long-term gas purchase agreements of approximately R38 billion (2022: R40 billion) which commits Sasol Gas (Pty) Ltd (Sasol Gas) to purchase a minimum quantity of gas until 2034.

Contractual purchase commitments are taken into account in testing the recoverability of the carrying amounts of property, plant and equipment. At 30 June 2023 and 30 June 2022, there were no onerous contracts relating to these off-take commitments.